UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): April 27, 2015 (April 27, 2015)

Springleaf Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36129	27-3379612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N.W. Second Street,

Evansville, Indiana 47708

(Address of principal executive offices)(Zip Code)

(812) 424-8031

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                         Results of Operations and Financial Condition.

Recent Developments

The following preliminary, unaudited financial information reflects the expectations of Springleaf Holdings, Inc., a Delaware corporation (the “Company”), with respect to its results of operations for the three months ended March 31, 2015, based on currently available information. The Company has not yet finalized its financial statements as of and for the three months ended March 31, 2015, and its independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial information presented below and accordingly does not express an opinion or any form of assurance with respect thereto. Actual results for the period may differ materially from the preliminary estimates presented below.

Preliminary Results for Quarter Ended March 31, 2015

Net income (loss) is expected to be in the range of net loss of $1 million to net income of $1 million for the three months ended March 31, 2015, versus net income of $52 million for the three months ended March 31, 2014. Earnings per diluted share is expected to be in the range of ($0.01) to $0.01 (based on 115.4 million diluted shares as of March 31, 2015), versus $0.45 for the three months ended March 31, 2014.

Pretax core earnings (a non-GAAP measure) for the three months ended March 31, 2015 is expected to be in the range of $100 million to $103 million, versus $80 million for the three months ended March 31, 2014. Earnings per diluted share (a non-GAAP measure) is expected to be in the range of $0.55 to $0.56 for the three months ended March 31, 2015 versus $0.43 for the three months ended March 31, 2014.

The Company’s consumer net finance receivables is expected to be $3.9 billion versus $3.8 billion as of December 31, 2014. Yield for the Company’s Consumer and Insurance segment is expected to be in the range of 26.8% to 26.9% for the three months ended March 31, 2015, versus 26.9% for the three months ended March 31, 2014.

Acquisitions and Servicing segment pretax income is expected to be in the range of $35.5 million to $36.5 million for the three months ended March 31, 2015, versus $23 million for the three months ended March 31, 2014.

A reconciliation of expected income before provision for income taxes — push-down accounting basis to pretax core earnings (a non-GAAP measure) for the three months ended March 31, 2015 is set forth in the following table:

(in millions)	Low	High
Income before provision for income taxes - push-down accounting basis	$37	$39
Push-down accounting adjustments	33	33
Income before provision for income taxes - historical accounting basis	70	72
Adjustments:
Pretax operating loss - Non-Core Portfolio Operations	48	49
Pretax operating loss - Other/ non-originating legacy operations	13	13
Pretax operating income attributable to non-controlling interests	(31)	(31)
Pretax core earnings	$100	$103

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, the Company’s preliminary unaudited financial information ranges and underlying assumptions and other statements, which are not statements of historical facts. Statements preceded by, followed by or that otherwise include the words “anticipate,” “appears,” “believe,” “foresee,” “intend,” “should,” “expect,” “estimate,” “project,” “plan,” “may,” “could,” “will,” “are likely” and similar expressions are intended to identify forward-looking statements. These statements involve predictions of the Company’s future financial condition, performance, plans and strategies, and are thus dependent on a number of factors including, without limitation, assumptions and data that may be imprecise or incorrect. Specific factors that may impact performance or other predictions of future actions include, but are not limited to: changes in general economic conditions, including the interest rate environment and the financial markets; levels of unemployment and personal bankruptcies; shifts in residential real estate values; shifts in collateral values, delinquencies, or credit losses; natural or accidental events such as earthquakes, hurricanes, tornadoes, fires, or floods; war, acts of terrorism, riots, civil disruption, pandemics, or other events disrupting business or commerce; the Company’s ability to successfully realize the benefits of the SpringCastle portfolio; the effectiveness of the Company’s credit risk scoring models; changes in the Company’s ability to attract and retain employees or key executives; changes in the competitive environment in which the Company operates; changes in federal, state and local laws, regulations, or regulatory policies and practices; potential liability relating to real estate and personal loans which the Company has sold or may sell in the future, or relating to securitized loans; the costs and effects of any litigation or governmental inquiries or investigations; the Company’s continued ability to access the capital markets or the sufficiency of the Company’s current sources of funds to satisfy its cash flow requirements; the Company’s ability to generate sufficient cash to service all of its indebtedness; the potential for downgrade of the Company’s debt by rating agencies; and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission on March 16, 2015. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The Company cautions you not to place undue reliance on these forward-looking statements that speak only as of the date they were made. The Company does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.  Forward-looking statements should not be relied upon as the sole basis upon which to make any investment decision.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 8.01     Other Events.

As reported on its Current Report on Form 8-K filed on March 3, 2015, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of March 2, 2015, with CitiFinancial Credit Company, a Delaware Corporation (“Seller”). The Stock Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, the Company will purchase from Seller (the “Proposed Acquisition”) all of the equity of OneMain Financial Holdings, Inc., a Delaware corporation (“OneMain”), for an aggregate purchase price of $4.25 billion in cash, which amount will be adjusted up or down, as applicable, by the amount by which OneMain’s stockholder’s equity as of the closing of the Proposed Acquisition exceeds or is less than, as applicable, $1.944 billion.

The Company is filing this Current Report on Form 8-K to provide: (1) the Company’s unaudited pro forma condensed combined financial statements relating to the Proposed Acquisition, attached hereto as Exhibit 99.1 and (2) OneMain’s audited consolidated and combined financial statements as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014, attached hereto as Exhibit 99.2. The information in Exhibit 99.2 was provided by OneMain. The information in Exhibits 99.1 and 99.2 is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

The audited consolidated and combined financial statements of OneMain as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014 are filed herewith as Exhibit 99.2 and are incorporated in this Item 9.01(a) by reference.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2014, giving effect to the Proposed Acquisition, are filed herewith as Exhibit 99.1 and are incorporated in this Item 9.01(b) by reference.

(d)                                 Exhibits:

Exhibit Number	Description
23.1	Consent of KPMG LLP
99.1	Springleaf Holdings, Inc. Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2014
99.2	OneMain Financial Holdings, Inc. Audited Consolidated and Combined Financial Statements as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGLEAF HOLDINGS, INC.
(Registrant)

By:	/s/ Minchung (Macrina) Kgil
Minchung (Macrina) Kgil
Executive Vice President and Chief Financial Officer

Date: April 27, 2015

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of KPMG LLP
99.1	Springleaf Holdings, Inc. Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2014
99.2	OneMain Financial Holdings, Inc. Audited Consolidated and Combined Financial Statements as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014